Exhibit 99.99

CleanTech Innovations, Inc. Sues the NASDAQ Stock Market for Racism and Discrimination

NEW YORK, January 18, 2012 / PRNewswire / -- CleanTech Innovations, Inc. (OTCQB: CTEK, “CleanTech”), a U.S. company and manufacturer of wind towers and other industrial products serving the renewable energy industry, announced that it has filed an amended complaint in the United States District Court for the Southern District of New York against the NASDAQ Stock Market, LLC and the NASDAQ OMX Group, Inc. alleging NASDAQ’s racial profiling and discrimination against CleanTech Innovations, Inc. and China based companies. CleanTech seeks further discovery against NASDAQ.

A copy of the complaint against NASDAQ for its discriminatory acts was filed today with the Securities and Exchange Commission, or the SEC, as an exhibit to a Form 8-K, which is available at:  http://www.sec.gov/Archives/edgar/data/1382219/000118518512000079/ex99-13.htm. CleanTech also filed several other exhibits today to the Form 8-K as further evidence of NASDAQ’s racist discrimination against CleanTech

At all times, CleanTech complied with NASDAQ’s listing standards and disclosure rules, has never been late in its regulatory filings and has been in compliance with securities laws and disclosure requirements. CleanTech has filed 3 separate S-1 registration statements with SEC, relating to various financing and has cleared SEC staff comments on all of them.

CHINESE GOVERNMENT AGENCY LAUNCHES INQUIRY AGAINST THE NASDAQ

On January 8, 2012, The China LiaoNing Provincial Government Small and Medium Enterprises Bureau, a major provincial government regulatory agency in China, sent official letters to The United States Department of Commerce and The Office of the United States Trade Representative, expressing the agency’s grave concerns regarding the racially-motivated discriminatory acts of NASDAQ against CleanTech and the resulting damage to CleanTech and China-U.S. business and trade relations. The English translations of the official letters were filed today with the SEC as an exhibit to a Form 8-K, which is available at:  http://www.sec.gov/Archives/edgar/data/1382219/000118518512000079/ex99-14.htm

COMMENTS FROM FORMER SENATOR ARLEN SPECTER, ESQ., COUNSEL TO CLEANTECH:

Arlen Specter, Esq., the former United States Senator and former Chairman of the United States Senate Committee on the Judiciary, who represents CleanTech, commented,  “As noted in my letters of January 12, 2012 to Secretary of Commerce Bryson and Trade Representative Kirk, I have undertaken representation of CleanTech because of evidence of racist discrimination against the Company because it is Chinese. NASDAQ’s delisting of CleanTech has resulted in losses of more than $200 million in CleanTech’s shareholders’ value and loss of opportunities to bid on more than $100 million in contracts for wind energy towers on New Jersey’s coast. This matter involves more than a private dispute against two litigants and impacts on U.S. diplomatic relations with China.”

RACIST REMARKS CAPTURED ON THE RECORD MADE BY MICHAEL EMEN, A MEMBER OF NASDAQ’S SENIOR MANAGEMENT :

As captured on the record of testimony made by Michael Emen, NASDAQ’s Senior Vice President and Head of NASDAQ Listing Qualifications, NASDAQ delisted CleanTech under Michael Emen’s self-described “broad discretionary authority,” as he stated on the record, to “delist CleanTech…send a message to the world” against Chinese companies. NASDAQ and Michael Emen developed their prejudice and racial discrimination against the Chinese people, China based companies, acting outside NASDAQ’s regulatory purview, as further evidenced by Michael Emen’s racially biased statement captured on the record: “CleanTech’ s disclosures may have satisfied the letter of our rules, but they certainly didn't satisfy their “spirit.” NASDAQ and Michael Emen’s “spirit” of racism against CleanTech and China based companies, rather than adhering to the rule of law, was evident when Michael Emen admitted on the record that CleanTech had complied with required NASDAQ disclosure rules. There is no “spirit of NASDAQ ” as a NASDAQ listing standard that could be found anywhere, including the NASDAQ Code of Conduct.

NASDAQ AND MICHAEL EMEN GROSSLY VIOLATED THE FUNDAMENTAL PRINCIPLE OF LAW - “ATTORNEY-CLIENT PRIVILEGE”

Among many other discriminatory acts by NASDAQ, NASDAQ’s Listing Qualifications Department and Michael Emen engaged in extensive discriminatory rulemaking, contrary to SEC mandates, and coerced CleanTech to waive its fundamental legal right to its attorney-client privilege as a pre-condition to listing. As captured on the record of testimony, Michael Emen stated: “you don’t turn over attorney client privileged documents, you don’t get listed...attorney-client privilege doesn’t matter with NASDAQ listing”. CleanTech seeks to discover if Michael Emen’s racist remarks were concurred by NASDAQ OMX Group’s Chairman H. Furlong Baldwin, NASDAQ’s senior management, and whether Michael Emen’s racial profiling against CleanTech is supported by NASDAQ’s Board of Directors, chaired by law professor Merit E. Janow of Columbia University. CleanTech seeks to discover the extent to which NASDAQ has approved Michael Emen’s discriminatory acts or approved Michael Emen’s demand that a public company waives attorney-client privilege as a listing requirement by NASDAQ.

NASDAQ’S LISTING APPEAL PROCESS WAS “FIXED” BY NASDAQ STAFF AGAINST CLEANTECH IN FURTHER EVIDENCE OF RACISM

In May 2011, a NASDAQ employee by the name of T. Sean Bennett of the NASDAQ General Counsel’s office issued a contradictory Order purportedly acting on behalf of the entire NASDAQ Listing and Hearing Review Council (“Council”), an independent listing appeals body led by Brian Borders, founder of Borders Law Group. T. Sean Bennett signed an Order “on behalf of” the Council and falsely and bizarrely overturned the ruling of the Council’s own independent decision issued only a few days earlier, which ruled in favor of CleanTech. The independent Council ruled that NASDAQ’s delisting record of CleanTech “lacks sufficient fact and detail” to justify the NASDAQ Listing Qualifications Staff’s delisting decision. Upon information and belief, T. Sean Bennett, who shares the same office address with Michael Emen, acted and “fixed” the Council decision and reversed the Council’s independent and favorable ruling towards CleanTech without input from at least the vast majority of the independent Council members. CleanTech seeks to discover the extent to which such a discriminatory act was supported and acknowledged by the NASDAQ Listing and Hearing Review Council, its co-chairmen Brian Borders of the Borders Law Group and John C. Giesea, CEO of the Security Traders Association. Circumstances surrounding the bizarre reversal of the Council’s own decision and the “fix” by NASDAQ staff was filed today with the SEC as an exhibit to a Form 8-K, which is available here:  http://www.sec.gov/Archives/edgar/data/1382219/000118518512000079/ex99-15.htm

AT LEAST ONE NASDAQ BOARD MEMBER STATED THAT HE HAD NEVER HEARD ABOUT A “CLEANTECH DELISTING” FOR REVIEW, A VIOLATION OF DUE PROCESS

Upon information, it is CleanTech’ s belief that no member of NASDAQ’s Board of Directors and only a very few members of the NASDAQ Listing and Hearing Review Council ever participated in CleanTech’s appeal process or were made fully aware of CleanTech’ s delisting appeal. NASDAQ’s violation of such due process and lack of transparency permitted NASDAQ Staff to “fix” the result it desired without properly informing many of its board and council members, in violation of NASDAQ’s own governance rules.

CleanTech will continue to exercise its legal rights to the fullest extent permitted by law. CleanTech believes racial profiling by  NASDAQ has caused irreparable harm to CleanTech, a loss of more than $220 million in CleanTech’s market capitalization and significant losses to  CleanTech’s institutional and “mom and pop” retail investing public across America.

About CleanTech Innovations, Inc.

CleanTech Innovations, Inc. is a U.S. company and manufacturer of wind towers and other industrial products serving the renewable energy industry. CleanTech designs and manufactures high performance clean technology products that promote renewable energy generation, energy savings and pollution reduction. CleanTech's longstanding customers include some of China’s largest utilities companies and global Fortune 500 companies in China.

Safe Harbor Statement

All statements in this press release that are not historical are forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. There can be no assurance that actual results will not differ from the company's expectations. You are cautioned not to place undue reliance on any forward-looking statements in this press release as they reflect CleanTech's current expectations with respect to future events and are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated. Potential risks and uncertainties include, but are not limited to, the risks described in CleanTech's filings with the SEC.

Contact:
Blair C. Fensterstock, Esq.
Co-Counsel to CleanTech Innovations, Inc.
Fensterstock & Partners LLP
Tel:  212-785-4100
bfensterstock@fensterstock.com